UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2021

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GENESYS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-56131	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

30 Forzani Way NW

Calgary, Alberta T3Z 1L5

Tel: (702) 205-2064
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEIN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Genesys Industries, Inc. (the “Company”) titled “Genesys Industries, Inc. Corporate Update.”

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Genesys Industries, Inc. Press Release dated January 25, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESYS INDUSTRIES, INC.

Date: January 25, 2021	By:	/s/ John Forzani
John Forzani, President & C.E.O.

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